SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

24.  SUBSEQUENT EVENTS

On January 7, 2025, GFL announced that it entered into a definitive agreement (the “Transaction Agreement”) pursuant to which funds managed by affiliates of Apollo Global Management, Inc. and BC Partners Advisors LP (the “Investors”) will each acquire a 28% equity interest in GFL’s environmental services business (the “Transaction”). GFL will retain a 44% non-controlling equity interest in the business. The Transaction is expected to close in the first quarter of 2025 and is subject to certain customary closing conditions.

On January 20, 2025, GFL amended its Revolving Credit Agreement to increase the maximum amount of letters of credit within the Revolving Credit Facility.

On January 23, 2025, GFL terminated the cross-currency interest rate swap instruments on the 5.125% 2026 Secured Notes.